July  9,  2003





Securities  and  Exchange  Commission
Division  of  Corporation  Finance
450  Fifth  Street,  N.W.
Washington,  DC  20549

Re:     Electronic  Media  Central  Corporation
        SEC  File  No.  0-32345


Gentlemen:

We have read Item 4 of the Form 8-K of Electronic Media Central Corporation dated July 2, 2003 and agree with the statements concerning our Firm contained therein.

Very  truly  yours,


/s/  Caldwell,  Becker,  Dervin,  Petrick  &  Co.,  L.L.P.

CALDWELL,  BECKER,  DERVIN,  PETRICK  &  CO.,  L.L.P.













                                                                      Exhibit 16
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